UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

PRIMO WATER CORPORATION
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following communication was provided to certain employees of BlueTriton Brands Inc. or its subsidiaries on June 17, 2024:

We believe the combination of BlueTriton and Primo Water furthers the companies’ shared vision of creating a healthier, more hydrated future for everyone, everywhere.

•	Together, we believe BlueTriton and Primo Water will be positioned to provide even more access to high- quality, affordable drinking water and healthy hydration, wherever and however people seek it.

•
Creates a leading North American healthy hydration company with highly complementary product formats and channels positioned to meet consumer use occasions throughout the day – from multi-serve, to filter systems, to on-the-go convenience.

Together, BlueTriton and Primo Water will have a strong North American footprint reaching millions of homes and office locations.

•
BlueTriton brings iconic, trusted brands, some with over 100 years of heritage like Poland Spring, Zephyrhills, Deer Park, and Ozarka with a vast retail distribution network, and a premier home-and-office delivery (“HOD”) business in ReadyRefresh.

•
Primo Water brings a suite of local spring brands, the national Primo Water brand and premium water Mountain Valley brand, along with a strong Retail exchange, re-fill and dispenser-for-sale businesses.

We believe that BlueTriton and Primo Water are an exceptional match and that both companies will benefit by joining forces.

•	Positions both companies for incremental growth in the highly competitive beverage market.

•	The combination is expected to strengthen the ability to compete in:

•
Home-and-office delivery as well as Retail through expanded geographic expansion to underserved areas and the ability to offer more brand choice wherever people are sourcing their water and hydration needs.

•	Convenience, food service, and smaller Retail customers with a broadened DSD network.

•	The premium water category with Saratoga and Mountain Valley.

•
Provides increased resources (combined company Net Revenue and Adjusted EBITDA, inclusive of $200 million in estimated cost synergies, of $6.5 billion and $1.5 billion, respectively, for the 12- month period ended March 31, 2024) opportunity, strong balance sheet and enhanced capabilities (including learnings from the ReadyRefresh transformation following One Rock / Metropoulos investment), positioned to drive innovation and organic growth along with strategic M&A.

•	The combined company will remain committed to growing core, iconic brands and working with retail partners to enable that growth.

•
This combination is consistent with BlueTriton’s strategy of supporting brand growth and investment and innovation in high-growth, high-margin categories, as well as Primo Water’s strategy of optimizing profitable growth through a full range of water solutions and refreshment to a recurring customer base.

Business as usual during a regulatory review period before close.

•	Both companies will continue to operate independently until the combination closes. After the closing of the transaction, the combined company is expected to be publicly traded on the NYSE.

•
The transaction has been approved by Primo Water’s board, who will recommend approval by their shareholders. In addition, the transaction is subject to satisfaction of customary closing conditions, including Primo Water’s shareholder approval, clearance under the HSR Act, receipt of other regulatory approvals and court approval of the plan of arrangement of Primo Water.

•	Closing is expected in the first half of 2025, with dual corporate headquarters in Stamford, CT and Tampa, FL.

The companies share a vision of a more sustainable planet and delivering healthy hydration.

•	The combination will bring together two companies with a shared focus furthering sustainability efforts transforming the beverage category.

•	The combined company will remain committed to:

•
Water stewardship, diversifying, and protecting springs and water sources with built in resiliency and replenishment goals, and a deep understanding that keeping water sustainable is how a company keeps its business sustainable.

•
Circular packaging delivering in a variety of formats, from large, multi-serve, reusable bottles (every 40 5-gal bottles used and returned eliminates the need for 1,500 single-serve bottles), to glass, to single-use plastic with recycled content (2x the industry average today).

•	Reducing emissions, supporting energy initiatives and optimizing our carbon footprint throughout our network.

•
Positively impacting the communities that we call home through financial assistance during times of need, product donations, supporting natural disasters and providing meaningful career opportunities for talent to flourish.

A combination of BlueTriton and Primo Water brings together two high-performing teams with deep commitment to the communities and customers they serve.

•	This transaction brings together two leaders in the beverage market, both with experience bringing healthy hydration directly to consumers.

•	The combined company is positioned to build a leading culture, expanding ways to serve customers and constituencies with more brands they know and trust.

The following FAQ was provided to employees of BlueTriton Brands Inc. or its subsidiaries on June 17, 2024:

1.	What is the strategic rationale for the transaction?
•	Together, we will create a leading North American company that combines complementary businesses across various channels, formats, geographies and usage occasions.
•
We will compete in the large and growing healthy hydration category that is benefiting from consumers’ increasing focus on health and wellness, which we believe is widening the share of overall beverage consumption.

•	The combination will have a portfolio of iconic and leading beverage brands with a rich consumer heritage across various channels.
•	Our leadership position as a healthy hydration company will position us to increase our focus on sustainability efforts.
•	The companies have shared goals in stewardship, community engagement and energy efficiency.

2.	Do you expect to realize cost savings by bringing the two companies together?
•	We believe the Transaction will generate up to an estimated $200 million in run-rate cost synergies opportunity.
•
Savings are expected to be driven by aligning best practices across the combined organization and improving efficiencies, such as maximizing efficiency and optimizing direct purchases, insourcing some items like production of bottles that Primo Water purchases 3rd party, and expanding successful systems implemented across the businesses like the ERP that we have today at BlueTriton.

3.	Will there be a people implication to achieve cost savings? How will this be managed?
•	We believe our strengths complement one another, and that we will be stronger together.
•	Transactions of this complexity and size take time to work through.
•	Until closing occurs, we are working in a ‘business as usual’ state, while thoughtfully preparing for an effective integration that poses our joint business to grow.
•	With that said, there are no immediate organization-wide plans for changes during this interim period.
•	We are committed to treating all employees with respect and transparency and will keep everyone updated as we learn more together. We are still very much at the beginning stages of this transaction.

4.	Who will lead the combined entity?
•	Dean Metropoulos, current Chairman of BlueTriton, will be incoming Non-Executive Chairman of the combined company.
•	Robbert Rietbroek, current Chief Executive Officer (CEO) of Primo Water, will be incoming CEO.
•	David Hass, current Chief Financial Officer (CFO) of Primo Water, will be incoming CFO.
•	Rob Austin, current Chief Operating Officer (COO) of BlueTriton Brands, will be incoming COO.
•	The combined company will draw on the leadership teams of both companies.
•	Joey and Javier are fully committed to leading in their current roles through the transition to ensure our success.

5.	What will the new company be called?
•	The future name of the combined company is expected to be announced prior to closing of the transaction. Each company will operate as-is under their current name until the Transaction closes.

6.	Will One Rock and Metropoulos continue to stay involved?
•	Yes. As part of this Transaction, BlueTriton’s private equity shareholders will continue to maintain a key ownership position within the organization post-close.

7.	What does the regulatory review process look like – time and key steps?
•	A regulatory review is customary, and the transaction will also require approval from both companies’ shareholders.
•	The exact timing of these customary approvals is subject to a variety of factors but is expected to take several months. We expect it to conclude in the first half of 2025.
•	In the meantime, BlueTriton and Primo Water will continue to operate independently until the Transaction closes.

8.	What is the estimate timeline to closing?
•	We expect the transaction to close in the first half of 2025 subject to regulatory review and final shareholder approval.

9.	Does integration planning begin before close?
•	BlueTriton and Primo Water will continue to operate independently until the closing of the Transaction.
•	While integration plans can begin on some items, no execution will begin on plans until closing.
•	Post-close, leadership will work collaboratively to ensure a smooth integration of both businesses into a combined team.

10.	Where will the combined company be headquartered?
•	The combined company will be dual headquartered in Stamford, Connecticut and Tampa, Florida.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions (the “Transactions”) between Primo Water Corporation (“Primo Water”) and BlueTriton Brands Inc. (“BlueTriton”). This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale, or exchange would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.

In connection with the contemplated Transactions, Primo Water intends to file a management information circular and proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities, including the SEC. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the proposed Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”.  To the extent such person’s ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding those persons and other persons who may, under SEC rules, be deemed participants in the proposed Transactions will be set forth in the management information circular and proxy statement for the proposed Transactions, when available. Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the proposed Transactions, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statements

This communication contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the proposed Transactions, the anticipated benefits and strategic rationale of the proposed Transactions, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the ability of BlueTriton and Primo Water to complete the proposed Transactions on the terms described herein, or at all, the expected timing of completion of the proposed Transactions and related transactions, receipt of regulatory, court, and stock exchange approvals, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the proposed Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the proposed Transactions (vi) the risk of any litigation relating to the proposed Transactions, and (vii) the risk that the proposed Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023, and subsequent Quarterly Reports on Form 10-Q, the proxy statement on Schedule 14A discussed above and other documents filed by Primo Water from time to time, which are available on the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) and Primo Water’s investor relations website (https://primowatercorp.com/investors/).  These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton assume no obligation and do not intend to update or revise any of these statements considering new information, future events, or otherwise, except as expressly required by applicable law. Neither BlueTriton nor Primo Water gives any assurance that expectations will be achieved.

The following email was sent to employees of BlueTriton Brands Inc. or its subsidiaries on June 17, 2024:

Subject:	INFORM: Our Hydrated, Exciting Future Ahead!
Audience:	All Employees

Dear BlueTriton Employees,

This morning, we announced that BlueTriton Brands will combine with Primo Water, creating a leading North American hydration company. This combination is an exciting new chapter in our story, and one that is only possible because of the tremendous talent that we have on our team and the results we have been delivering.

We believe that bringing BlueTriton together with Primo Water will help us realize our vision of creating a healthier, more hydrated future for everyone, everywhere.  We believe this transaction creates an exciting opportunity to position our trusted and iconic brands for further growth with even greater distribution, while creating even greater value with our best-in-class supply chain and delivery operations.

When you put our iconic brands and premier home-and-office delivery business in ReadyRefresh together with Primo Water’s suite of local and national brands, including Mountain Valley, their strong retail exchange, re-fill and dispenser-for-sale businesses, we believe there’s an incredible expansion opportunity in the highly competitive beverage space.

Details of the transaction can be found in the announcement press release attached.

We understand with this news you may have questions and we will work to answer all your questions as best as we can. We are also going to set up time to connect together and then for individual teams. Please be on the lookout for a team live event invite for 11 AM ET forthcoming.

As mentioned in the press release, there will be regulatory review period until close which is expected to happen at some point in the first half of 2025.  In the meantime, it’s critical that we continue to operate as usual, working hard to deliver a strong second half of 2024, delivering, if not over-delivering, on our goals. It is also critical, given this is a combination with a publicly traded company, that anything shared internally or externally is properly approved through our Legal Team. We will share more details that will serve as a guideline in how you can communicate internally and externally, including through social media, but for now ask that you refrain from commenting about the transaction.

This team defines resilience and agility. I am so proud of what we’ve accomplished and will continue to do together. We have a bright future ahead, a healthier, more hydrated one, and there’s no group better to bring that to life than all of you.

Thank you for all you do.

Talk soon, Joey

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions (the “Transactions”) between Primo Water Corporation (“Primo Water”) and BlueTriton Brands Inc. (“BlueTriton”). This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale, or exchange would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.

In connection with the contemplated Transactions, Primo Water intends to file a management information circular and proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities, including the SEC. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the proposed Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”.  To the extent such person’s ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding those persons and other persons who may, under SEC rules, be deemed participants in the proposed Transactions will be set forth in the management information circular and proxy statement for the proposed Transactions, when available. Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the proposed Transactions, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statements

This communication contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the proposed Transactions, the anticipated benefits and strategic rationale of the proposed Transactions, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the ability of BlueTriton and Primo Water to complete the proposed Transactions on the terms described herein, or at all, the expected timing of completion of the proposed Transactions and related transactions, receipt of regulatory, court, and stock exchange approvals, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the proposed Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the proposed Transactions (vi) the risk of any litigation relating to the proposed Transactions, and (vii) the risk that the proposed Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023, and subsequent Quarterly Reports on Form 10-Q, the proxy statement on Schedule 14A discussed above and other documents filed by Primo Water from time to time, which are available on the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) and Primo Water’s investor relations website (https://primowatercorp.com/investors/).  These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton assume no obligation and do not intend to update or revise any of these statements considering new information, future events, or otherwise, except as expressly required by applicable law. Neither BlueTriton nor Primo Water gives any assurance that expectations will be achieved.

The following communication was sent to employees of BlueTriton Brands Inc. or its subsidiaries on June 17, 2024:

We have exciting news to share:
•	Today, we announced that we are combining with Primo Water, creating a leading publicly traded North American Healthy Hydration Company.
•	Primo Water is a North American water company offering multi-gallon bottled water, water dispensers, self-service refill water machines, and water filtration appliances.
•
The combined company will bring together the two companies’ complementary strengths and we believe it will be well positioned to establish itself as one of the preeminent healthy hydration companies in the beverage space.

The transaction has a compelling reason to be:
•	The transaction will create a leading North American company which combines complementary businesses across various channels, formats, geographies and usage occasions.
•
We will compete in the large and growing water category which is benefiting from consumers’ increasing focus on health and wellness, which we believe is widening the share of overall beverage consumption.

•	The combination will result in a leading set of brands to solve hydration needs across diverse channels, all-day usage occasions and in several convenient water formats and offerings.
•	We will continue to target sustainability efforts in the beverage category. The companies have shared goals in stewardship, community engagement and energy efficiency.

We expect that the deal will close in the first half of 2025:
•	There will be a regulatory review period, which allows for a review of the competitive landscape and anti-trust regulations.
•	Upon close, Rob Austin will be the COO for the new Company, and our current Chairman, Dean Metropoulos, will be the new company Chairman of the Board.
•	Primo Water (Robbert Rietbroek) CEO will serve as CEO for the combined company, Primo Water CFO (David Hass) will become the new CFO.
•
The combined company will draw on the leadership teams of both companies, who remain deeply committed to continue running their respective businesses as usual through closing.  Nothing changes until we close.

I know you likely have a lot of questions:
•	We will do our best to address them but please know that things will evolve over the course of the review period and plans can’t be implemented until close under our new operating company.
•	We promise to do our best to keep you informed each step of the way and, if we don’t know the answer, we will certainly work hard to get it to you as soon as possible.
•	We are committed to regular and transparent communications, as we have more information to share.

For now, it’s business as usual:
•	We are having a very strong year but still have work to do. It’s critical that we stay focused on performance.
•	If there’s one thing that we can each do right now, it’s drive strong performance.
•	I am proud of this team’s commitment and passion. Your hard work got us to this point. THANK YOU!
•	For now, let’s keep the momentum and crush the summer.

Should you get questions:
•	We will provide you with talking points. It is important that nothing beyond that is shared internally or externally during our regulatory review, unless approved by our Legal team.
•	Please note – this includes sharing thoughts or opinions and posting on social media.
•	If you get a media inquiry, please direct them to me.

Media inquiries should be directed to Carrie Ratner, Chief Communication Officer, at Carrie.Ratner@bluetriton.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions (the “Transactions”) between Primo Water Corporation (“Primo Water”) and BlueTriton Brands Inc. (“BlueTriton”). This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale, or exchange would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.

In connection with the contemplated Transactions, Primo Water intends to file a management information circular and proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities, including the SEC. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the proposed Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”.  To the extent such person’s ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding those persons and other persons who may, under SEC rules, be deemed participants in the proposed Transactions will be set forth in the management information circular and proxy statement for the proposed Transactions, when available. Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the proposed Transactions, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statements

This communication contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the proposed Transactions, the anticipated benefits and strategic rationale of the proposed Transactions, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the ability of BlueTriton and Primo Water to complete the proposed Transactions on the terms described herein, or at all, the expected timing of completion of the proposed Transactions and related transactions, receipt of regulatory, court, and stock exchange approvals, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the proposed Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the proposed Transactions (vi) the risk of any litigation relating to the proposed Transactions, and (vii) the risk that the proposed Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023, and subsequent Quarterly Reports on Form 10-Q, the proxy statement on Schedule 14A discussed above and other documents filed by Primo Water from time to time, which are available on the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) and Primo Water’s investor relations website (https://primowatercorp.com/investors/).  These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton assume no obligation and do not intend to update or revise any of these statements considering new information, future events, or otherwise, except as expressly required by applicable law. Neither BlueTriton nor Primo Water gives any assurance that expectations will be achieved.

The following communication was sent to employees of BlueTriton Brands Inc. or its subsidiaries on June 17, 2024

Audience:	Recruitment, Call Center Agent and RSRs
When:	Only reactive, verbal as customers contact (call or live) and proactive with candidates (call or live)

We are excited about the upcoming combination of BlueTriton and Primo Water and our ability to reach more customers with the brands they love. As we continue our journey, it will be business as usual through the regulatory review period, which we expect to conclude in the first half of 2025.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions (the “Transactions”) between Primo Water Corporation (“Primo Water”) and BlueTriton Brands Inc. (“BlueTriton”). This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale, or exchange would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.

In connection with the contemplated Transactions, Primo Water intends to file a management information circular and proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities, including the SEC. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the proposed Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”.  To the extent such person’s ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding those persons and other persons who may, under SEC rules, be deemed participants in the proposed Transactions will be set forth in the management information circular and proxy statement for the proposed Transactions, when available. Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the proposed Transactions, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statements

This communication contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the proposed Transactions, the anticipated benefits and strategic rationale of the proposed Transactions, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the ability of BlueTriton and Primo Water to complete the proposed Transactions on the terms described herein, or at all, the expected timing of completion of the proposed Transactions and related transactions, receipt of regulatory, court, and stock exchange approvals, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the proposed Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the proposed Transactions (vi) the risk of any litigation relating to the proposed Transactions, and (vii) the risk that the proposed Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023, and subsequent Quarterly Reports on Form 10-Q, the proxy statement on Schedule 14A discussed above and other documents filed by Primo Water from time to time, which are available on the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) and Primo Water’s investor relations website (https://primowatercorp.com/investors/).  These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton assume no obligation and do not intend to update or revise any of these statements considering new information, future events, or otherwise, except as expressly required by applicable law. Neither BlueTriton nor Primo Water gives any assurance that expectations will be achieved.

The following communication was sent to customers of BlueTriton Brands Inc. or its subsidiaries on June 17, 2024:

We are excited to point you to the Press Release (https://primowatercorp.com/investors/press-releases/) published just this morning announcing the combination of BlueTriton and Primo Water. Please don’t hesitate to reach out with any questions or concerns. In the interim, we are business as usual and looking forward to our continued partnership.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions (the “Transactions”) between Primo Water Corporation (“Primo Water”) and BlueTriton Brands Inc. (“BlueTriton”). This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale, or exchange would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.

In connection with the contemplated Transactions, Primo Water intends to file a management information circular and proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities, including the SEC. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the proposed Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”.  To the extent such person’s ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding those persons and other persons who may, under SEC rules, be deemed participants in the proposed Transactions will be set forth in the management information circular and proxy statement for the proposed Transactions, when available. Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the proposed Transactions, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statements

This communication contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the proposed Transactions, the anticipated benefits and strategic rationale of the proposed Transactions, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the ability of BlueTriton and Primo Water to complete the proposed Transactions on the terms described herein, or at all, the expected timing of completion of the proposed Transactions and related transactions, receipt of regulatory, court, and stock exchange approvals, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the proposed Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the proposed Transactions (vi) the risk of any litigation relating to the proposed Transactions, and (vii) the risk that the proposed Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023, and subsequent Quarterly Reports on Form 10-Q, the proxy statement on Schedule 14A discussed above and other documents filed by Primo Water from time to time, which are available on the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) and Primo Water’s investor relations website (https://primowatercorp.com/investors/).  These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton assume no obligation and do not intend to update or revise any of these statements considering new information, future events, or otherwise, except as expressly required by applicable law. Neither BlueTriton nor Primo Water gives any assurance that expectations will be achieved.

The following was posted on BlueTriton’ s and Joey Bergstein’s LinkedIn page on June 17, 2024.

LinkedIn
Articles People Learning Jobs

Joey Bergstein's Post

Joey Bergstein
Chief Executive Officer at BlueTriton
1h · Edited

In pursuit of our vision to create a healthier, more hydrated future for everyone, everywhere, we embark on a next chapter combining BlueTriton Brands and Primo Water Corporation.

We believe that this positions us to significantly expand the reach of our iconic, trusted brands in reusable packaging providing healthy hydration to millions more homes and offices. With greater presence, we also believe that we will have greater ability to positively impact our communities, invest in water stewardship, and bring circular packaging and refillable options to more people in more places.

Thank you to the hard work and dedication of our team, our business has experienced strong momentum leading us to this exciting announcement and a bright future with many opportunities for continued growth.

I look forward to leading through a very successful transition, working closely with Primo Water team to make it a success for all of our stakeholders.
#leadership #waterstewardship #sustainability

Read about it: https://lnkd.in/etYBkGyb

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between Primo Water Corporation (“Primo Water”) and BlueTriton Brands Inc. (“BlueTriton”). In connection with the Transactions, Primo Water will file a management information circular and proxy statement on Schedule 14A containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”.  To the extent such person’s ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding the interests of those persons and other persons who may be deemed participants in the proposed transactions may be obtained by reading the proxy statement and other relevant materials that will be filed with the SEC regarding the proposed transactions when such documents become available. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the proposed merger, the anticipated benefits and strategic rationale of the proposed merger, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the expected timing of completion of the proposed merger and related transactions, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the Transactions (vi) the risk of any litigation relating to the Transactions, and (vii) the risk that the Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. Additional factors that could cause results to differ materially from those described in this Current Report can be found in Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023, and subsequent Quarterly Reports on Form 10-Q which are on available at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton do not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.